UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   May 1, 2007


                         THE ESTEE LAUDER COMPANIES INC.

             (Exact name of registrant as specified in its charter)


         Delaware                      1-14064                    11-2408943
(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


  767 Fifth Avenue, New York, New York                             10153
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 572-4200

                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 1, 2007, The Estee Lauder Companies Inc. (the "Company") completed its previously announced offering of $600 million aggregate principal amount of senior notes consisting of $300 million aggregate principal amount of its 5.550% Senior Notes due 2017 (the "2017 Notes") and $300 million aggregate principal amount of its 6.000% Senior Notes due 2037 (the "2037 Notes" and together with the 2017 Notes, the "Notes"). The Notes were offered under the Company's automatic shelf registration statement on Form S-3 (No. 333-142342) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), on April 25, 2007.

The Notes were issued under the Indenture, dated as of November 5, 1999, between the Company and U.S. Bank Trust National Association, as successor in interest to State Street Bank and Trust Company, as trustee.

The 2017 Notes Mature on May 15, 2007 and the 2037 Notes mature on May 15, 2037. Interest on the Notes is payable on May 15 and November 15 of each year, beginning on November 15, 2007. The Company may, at its option, redeem some or all of the Notes at any time by paying a make-whole premium, plus accrued and unpaid interest, if any, to the date of redemption. The Notes are senior unsecured obligations of the Company and rank equally with all of its other senior unsecured indebtedness.

The Notes are subject to certain customary covenants, including limitations on the Company's ability to merge, consolidate or sell assets; limitations on the ability of the Company and certain of its subsidiaries to secure indebtedness with liens; and limitations on sale and leaseback transactions by the Company and certain of its subsidiaries. In addition, upon the occurrence of a Change of Control Repurchase Event (as described in the officers' certificates setting forth the terms of the 2017 Notes and the 2037 Notes (each, an "Officers' Certificate)), the Company will be required to make an offer to repurchase the Notes at 101% of the aggregate principal amount.

A copy of the Officers' Certificate for the 2017 Notes, the Officers' Certificate for the 2037 Notes, the Global 2017 Note and the Global 2037 Note are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

     4.1 Officers' Certificate, dated May 1, 2007, defining certain terms of the 5.550% Senior Notes due 2017.

     4.2 Officers' Certificate, dated May 1, 2007, defining certain terms of the 6.000% Senior Notes due 2037.

     4.3  Global Note for the 5.550% Senior Notes due 2017.

     4.4  Global Note for the 6.000% Senior Notes due 2037.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE ESTEE LAUDER COMPANIES INC.

Date:  May 1, 2007                       By:   /s/ Sara E. Moss
                                              ----------------------------------
                                              Sara E. Moss
                                              Executive Vice President,
                                              General Counsel and Secretary














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Exhibit No.      Description
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      4.1        Officers' Certificate, dated May 1, 2007, defining certain terms of the 5.550% Senior Notes due 2017.

      4.2 Officers' Certificate, dated May 1, 2007, defining certain terms of the 6.000% Senior Notes due 2037.

      4.3        Global Note for the 5.550% Senior Notes due 2017.

      4.4        Global Note for the 6.000% Senior Notes due 2037.
















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